                            Sunshine PCS Corporation
                             Chief Executive Officer

Firm:                                   GrayLink Wireless Inc.

Title                                   Robert  Chomat will be  appointed  Chief
                                        Operating Officer

Responsibilities:                       Chomat and selected members of his staff
                                        will   "closet   monitor"   the  current
                                        construction  phase,   through  December
                                        2001,  of  the  wireless  communications
                                        system being  developed  for  Sunshine's
                                        three personal  communications  services
                                        licenses  in  the   Florida   cities  of
                                        Tallahassee,   Panama  City  and  Ocala.
                                        Sunshine's  Board of  Directors  retains
                                        authority  to choose  construction  firm
                                        and approve design and budget.

Compensation:                           $125,000  for the  remainder  of 2001 to
                                        GrayLink,   payable  in  equal   monthly
                                        installments  starting  October  1, 2001
                                        and ending  December  1, 2001.  Starting
                                        January 1, 2002, you will receive a cash
                                        compensation to be defined,  but no less
                                        than $200,000.00.

Options:                                306,819  options  for  Sunshine  Class A
                                        common    stock    (5.00%    of   shares
                                        outstanding) at $1.50 per share, granted
                                        at date of  agreement,  50%  vesting  on
                                        meeting first FCC build out  requirement
                                        and  the  other  50%  vesting   will  be
                                        triggered by either,  a negotiated build
                                        out  and  activation   coverage  of  the
                                        franchise,  a sale,  or  other  mutually
                                        agreeable event. Distribution of options
                                        is to be determined by Robert Chomat.